earnings presentation • First Quarter 2022 Exhibit 99.2

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2021, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

1Q 2022 results 126th Consecutive Quarter of Profitability 4 • EOP assets decreased $320.0 million compared to the linked quarter to $16.0 billion • EOP loans decreased $46.7 million compared to the linked quarter to $9.2 billion • Average deposits decreased $101.3 million compared to the linked quarter to $12.8 billion • EOP investment securities decreased $244.2 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income - $41.3 million; $41.5 million as adjusted1 • Noninterest expense - $102.8 million; $100.0 million as adjusted1 • Efficiency ratio – 69.6%. Adjusted1 efficiency ratio – 67.7% • Effective tax rate of 18.5%. Adjusted1 effective tax rate of 18.8% • Net interest income - $106.3 million • Net interest margin of 3.12% on a GAAP basis; 3.17% on a fully tax equivalent basis1 • Net income - $41.3 million or $0.44 per diluted share. Adjusted1 net income - $43.6 million or $0.46 per diluted share • Return on average assets - 1.03%. Adjusted1 return on average assets - 1.09% • Return on average shareholders’ equity – 7.53%. Adjusted1 return on average shareholders’ equity – 7.94% • Return on average tangible common equity - 14.93%1. Adjusted1 return on average tangible common equity – 15.75% • Provision recapture - $5.8 million • Net charge-offs - $2.3 million. NCOs / Avg. Loans - 0.10% annualized • Classified Assets / Total Assets - 0.67% • ACL / Total loans - 1.34% • Total capital ratio – 13.97% • Tier 1 common equity ratio - 10.87% • Tangible common equity ratio – 6.95% • Tangible book value per share - $10.97 • Repurchased no shares during the quarter 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

1Q 2022 highlights • Quarterly earnings driven by net interest margin, lower credit costs and diligent expense management • Adjusted1 earnings per share - $0.46 • Adjusted1 return on assets - 1.09% • Adjusted1 pre-tax, pre-provision return on assets - 1.20% • Adjusted1 return on average tangible common equity – 15.75% • End of period loan balances declined primarily due to PPP payoffs/forgiveness; • EOP loan balances decreased $46.7 million compared to the linked quarter; PPP loan balances decreased $34.4 million • Average deposit balances decreased $101.3 million, driven by $167.0 million decline in brokered CD’s • Average transactional deposit balances grew $96.3 million compared to the linked quarter • Average noninterest bearing deposits were 32.5% of total deposits • Net interest margin (FTE) slightly higher than anticipated • 6 bp decrease from fourth quarter driven by decline in PPP forgiveness and other loan fees • 12 basis point increase in basic net interest margin • Adjusted1 noninterest income of $41.5 million • Mortgage banking revenue of $3.9 million, a decrease of $2.6 million, or 40.4%, compared to linked quarter due to rising rates • Foreign exchange income of $10.2 million, a decrease of $2.7 million, or 20.7%, from record linked quarter • Wealth management fees of $6.1 million remained strong; relatively unchanged compared to the linked quarter • Other noninterest income of $3.5 million, a decrease of $2.0 million, or 36.6%, compared to the linked quarter • Leasing business revenue of $6.1 million during the quarter 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 2The fair value measurements of assets acquired and liabilities assumed in the Summit acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. 5

1Q 2022 highlights • Noninterest expenses in line with expectations • Adjusted1 noninterest expense of $100.0 million; Adjusted1 for $0.3 million in Summit acquisition costs and $2.5 million of other costs such as branch consolidation and severance expenses • $8.6 million of Summit expenses during the quarter, including intangible amortization • Higher healthcare costs and elevated payroll taxes during quarter offset impact of lower incentive compensation • Efficiency ratio of 69.6%; 67.7% as adjusted1 • Allowance for credit loss (ACL) and provision expense declined compared to linked quarter • Loans and leases - ACL of $124.1 million; 1.34% of total loans; $5.6 million provision recapture • Unfunded Commitments - ACL of $13.2 million; $0.2 million provision recapture • Provision recapture driven by stable credit quality • Classified assets flat during the quarter • Nonperforming assets declined $6.5 million, or 10.9% from linked quarter • Regulatory capital ratios in excess of internal targets • Total capital of 13.97% • Tier 1 common equity of 10.87%; 3 basis point increase from linked quarter • Tangible book value decreased by $1.29 to $10.97 due to decline in AOCI • Tangible common equity of 6.95%; 32 bp increase from linked quarter excluding $142.0 million decline in AOCI • No shares repurchased in first quarter 6 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 2The fair value measurements of assets acquired and liabilities assumed in the Summit acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. .

adjusted net income1 7 The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 106,346$ 106,346$ 110,806$ 110,806$ Provision for credit losses-loans and leases (5,589)$ (5,589)$ (9,525)$ (9,525)$ Provision for credit losses-unfunded commitments (226)$ (226)$ 1,799$ 1,799$ Noninterest income 41,293$ 41,293$ 45,660$ 45,660$ less: gains (losses) on investment securities - (196) A - 306 A Total noninterest income 41,293$ 41,489$ 45,660$ 45,354$ Noninterest expense 102,805$ 102,805$ 109,605$ 109,605$ less: tax credit investment - 104 A - 6,120 A less: legal settlement - - A - 3,456 A less: Summit acquistion costs - 323 A - 4,095 A less: other - 2,354 A - 1,870 A Total noninterest expense 102,805$ 100,024$ 109,605$ 94,064$ Income before income taxes 50,649$ 53,626$ 54,587$ 69,822$ Income tax expense 9,348$ 9,348$ 7,642$ 7,642$ plus: after-tax impact of tax credit investment @ 21% - 83 - 4,835 plus: tax effect of adjustments (A) @ 21% statutory rate - 625 - 3,199 Total income tax expense 9,348$ 10,056$ 7,642$ 15,676$ Net income 41,301$ 43,570$ 46,945$ 54,146$ Net earnings per share - diluted 0.44$ 0.46$ 0.50$ 0.58$ Pre-tax, pre-provision return on average assets 1.12% 1.20% 1.16% 1.54% 1Q 2022 4Q 2021 profitability 8 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Efficiency Ratio $0.44$0.50 $0.63 $0.52$0.48 $0.46  $0.58  $0.63  $0.58  $0.50  1Q224Q213Q212Q211Q21 Diluted EPS Adjusted EPS 1 1.03%1.16% 1.49% 1.26%1.20% 1.09% 1.34% 1.49% 1.39% 1.24% 1Q224Q213Q212Q211Q21 ROA Adjusted ROA1 14.93%15.11% 19.03% 16.31%15.24% 15.75% 17.43% 19.00% 18.03% 15.80% 1Q224Q213Q212Q211Q21 ROATCE Adjusted ROATCE1 60.0% 63.5% 63.5% 70.1% 69.6% 58.4% 58.4% 60.1% 60.2% 67.7% 1Q21 2Q21 3Q21 4Q21 1Q22 Efficiency Ratio Adjusted Efficiency Ratio1

net interest income & margin 9 Net Interest Margin (FTE) 1Q22 NIM (FTE) Progression Net Interest Income All dollars shown in millions 4Q21 3.23% PPP loan fees -0.11% Other loan fees -0.08% Asset yields/mix 0.11% Deposit/funding costs/mix -0.01% Day count 0.03% 1Q22 3.17% $3.7$6.5$3.9$3.4$3.2 $2.2$2.3 $3.0$3.5$3.4 $1.7 $5.6$9.3$9.2$10.0 $106.3 $110.8 $113.4$114.0$113.9 1Q224Q213Q212Q211Q21 Loan Fees Loan Accretion PPP Interest/Fees 2.94% 2.82%2.87%2.89%2.96% 0.11% 0.18%0.11%0.10% 0.09% 0.07% 0.07%0.09%0.10% 0.10% 0.05%0.16% 0.25%0.22% 0.25% 3.17% 3.23% 3.32%3.31% 3.40% 1Q224Q213Q212Q211Q21 Basic Margin (FTE) Loan Fees Loan Accretion PPP Fees

average balance sheet 10 Average Loans Average Securities Average Deposits All dollars shown in millions 1 Includes loans fees and loan accretion $9,267$9,283$9,503$9,832$9,952 3.82% 3.96% 4.03%3.98%4.03% 1Q224Q213Q212Q211Q21 Gross Loans Loan Yield (Gross)1 $12,784$12,885$12,667$12,711$12,372 0.08%0.10%0.10%0.12%0.14% 1Q224Q213Q212Q211Q21 Total Deposits Cost of Deposits $4,308$4,344$4,189$4,130$3,783 2.50%2.29%2.31%2.37%2.54% 1Q224Q213Q212Q211Q21 Average Investment Securities Investment Securities Yield

11 1NII – Year 1 impact, represents percentage change for immediate parallel changes in rates. 2Reflects percentage of loans classified as variable rate and repricing in ≤ 1yr, variable rate and repricing in ≤ 1yr at its floor, hybrid variable rate repricing in > 1yr, or fixed rate, including loans held for sale. 3Schedule reflects remaining maturity or repricing frequency for all fixed rate loans or hybrid variable rate loans repricing in > 1yr, including loans held for sale. asset sensitive balance sheet positioning Net Interest Income Sensitivity 1 Loans - Variable Exposure2 Fixed/Hybrid Years to Maturity/Repricing3 12% 8% 13% 67% ≤1 yr 1-2 yrs 2-3 yrs > 3 yrs ‐6.9% 9.8% 19.4% ‐100 bps +100 bps +200 bps Variable ≤ 1yr 58% Variable ≤ 1yr  ‐ At floor 7% Hybrid >  1yr 8% Fixed 27%

liquid balance sheet presents opportunity 12 1Historical data adjusted for the merger with MainSource Financial Group, Inc. using the sum of the individual components. Historical Deposit and Loan Betas1 Total Deposit Beta Loan Beta Excess Liquidity Provides Significant Tailwind 24% 31% 3Q15‐2Q19 Fed Cycle (+225bps) 3Q19‐4Q21 Fed Cycle (‐225bps) 53.1% 72.0% 3Q15‐2Q19 Fed Cycle (+225bps) 3Q19‐4Q21 Fed Cycle (‐225bps) 22% 22% 25% 26% 28% 29% 30% 29% 2Q20 3Q20 4Q20 1Q21  2Q21  3Q21  4Q21  1Q22 Cash + Securities / Assets 87% 88% 81% 79% 76% 74% 72% 72% 2Q20 3Q20 4Q20 1Q21  2Q21  3Q21  4Q21  1Q22 Loans / Deposits Ratio

loan portfolio 13 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) 1 Net of unearned fees of $1.0 million All dollars shown in millions Total growth/(decline): ($46.7 million) ICRE $3,792  41% Commercial &  Small Business  Banking $2,684  29% Consumer $864  9% Mortgage $986  11% Oak Street $555  6% Franchise $284  3% Summit $56  1% PPP $21  0% Total $9.2 Billion 1 ‐$66.2 $16.6 $16.1 $16.5 $27.2 ‐$36.3 $13.8 ‐$34.4 ICRE Commercial & Small Business Banking Consumer Mortgage Oak Street Franchise Summit PPP

loan concentrations 14 C&I Loans by Industry CRE Loans by Collateral 1 Industry types included in Other representing greater than 1% of total C&I loans include Public Administration, Other Services, Agriculture, Waste Management, and Arts & Recreation. Includes owner-occupied CRE. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Manufacturing Facility, Residential 1-4 Family, Residential Multi-Family 5+ Construction, Farmland, Real Estate IUB Other, Recreation Facility, Church, and Student Housing. Finance &  Insurance 21% Manufacturing 15% Real Estate 15% Accommodation  & Food Services 8% Health Care 7% Construction 6% Professional &  Tech 6% Transportation &  Warehousing 4% Wholesale Trade 4% Retail Trade 3% Other 11% C&I Loans: $2.9 billion Residential, Multi  Family 5+ 19% Retail 18% Office 14% Hotel/Motel 8% Nursing/Assisted  Living 6% Industrial Facility 5% Warehouse 4% Restaurant 3% Medical Office 3% Other 20% CRE Loans: $4.3 billion deposits 15 Deposit Product Mix (Avg) 1Q22 Average Deposit Progression All dollars shown in millions Total growth/(decline): ($101.3) million $73.7 $7.7 $48.2 ‐$42.4 ‐$33.2 ‐$167.0 $11.7 Interest‐bearing demand Noninterest‐bearing Savings Money Markets Retail CDs Brokered CDs Public Funds Interest‐bearing  demand $1,882  15% Noninterest‐ bearing $3,953  31% Savings $1,343  10% Money Markets $2,329  18% Retail CDs $941  7% Brokered CDs $215  2% Public Funds $2,121  17% Total $12.8 billion noninterest income 16 Noninterest Income 1Q22 Highlights All dollars shown in thousands • Total fee income 28.0% of net revenue • Foreign exchange income of $10.2 million; decreased $2.7 million, or 20.7%, from linked quarter • Trust and wealth management fees of $6.1 million remained flat from linked quarter • Deposit service charge income of $7.7 million; decreased $0.9 million, or 10.6%, from the linked quarter • Mortgage banking income of $3.9 million; decreased $2.6 million, or 40.4%, from the linked quarter • Client derivative income of $0.8 million; decreased $1.5 million, or 65.3% from the linked quarter • Other noninterest income of $3.3 million; decreased $2.5 million, or 43.4%, from the linked quarter Service Charges $7,729  19% Wealth Mgmt $6,060  15% Bankcard income $3,337  8% Client derivative fees $799  2% Foreign exchange  income $10,151  24% Leasing business  income $6,076  15% Mortgage  origination income $3,872  9% Other  $3,269  8% Total $41.3 million noninterest expense 17 Noninterest Expense 1Q22 Highlights All dollars shown in thousands • $8.6 million of Summit expenses, including intangible amortization • Core expenses in line with expectations as higher healthcare costs and seasonal increase in payroll taxes offset lower incentive compensation • Adjustments include: • $0.3 million of acquisition related costs • $2.5 million of other costs not expected to recur such as branch consolidation and severance costs Salaries and  benefits $63,947  62% Occupancy and  equipment $9,313  9% Data processing $8,264  8% Professional  services $2,159  2% Intangible  amortization $2,914  3% Leasing business  expense $3,869  4% Other $12,339  12% Total $102.8 million current expected credit losses - loans and leases 18 ACL / Total Loans 1Q22 Highlights All dollars shown in thousands • $137.3 million combined ACL; $5.8 million combined provision recapture • $124.1 million ACL – loans and leases, or 1.34% of loan balances; $5.6 million of provision recapture; driven by strong credit quality • Utilized March Moody’s baseline forecast in quantitative model • $13.2 million ACL – unfunded commitments; $0.2 million provision recapture for this portion of the ACL ACL by Loan Type All dollars shown in millions $124.1$132.0 $148.9$159.6$169.9 1.34%1.42% 1.59% 1.68%1.71% 1Q224Q213Q212Q211Q21 Allowance for Credit Losses ACL / Total Loans 1Q21 2Q21 3Q21 4Q21 1Q22 Loans Commercial and industrial 45,139$       46,797$       43,534$       44,052$       37,783$       Lease financing 1,015           1,457           1,083           1,633           2,093           Real estate ‐construction 22,734         20,359         15,390         11,874         11,410         Real estate ‐ commercial 78,669         70,305         68,594         53,420         51,512         Real estate ‐ residential 7,748           6,879           6,480           6,225           6,152           Home equity 10,760         9,684           9,538           9,643           9,676           Installment  1,235           1,211           1,177           1,097           1,075           Credit card 2,623           2,898           3,107           4,048           4,429           ACL‐loan and lease losses  169,923$     159,590$     148,903$     131,992$     124,130$         ACL‐unfunded commitments  13,040$       13,558$       11,607$       13,406$       13,179$

asset quality 19 Nonperforming Assets / Total AssetsClassified Assets / Total Assets Net Charge Offs & Provision Expense1 . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions $106.8$104.8 $165.5 $182.5$196.8 0.67%0.64% 1.04% 1.14%1.22% 1Q224Q213Q212Q211Q21 Classified Assets Classified Assets / Total Assets $53.6$60.1 $77.8 $98.8$97.7 0.33%0.37%0.49% 0.62%0.60% 1Q224Q213Q212Q211Q21 NPAs NPAs / Total Assets $9.2  $5.6  $2.5  $7.4  $2.3 $4.0 ‐$4.2 ‐$10.1 ‐$7.7 ‐$5.8 0.10% 0.32% 0.10% 0.23% 0.38% 1Q21 2Q21 3Q21 4Q21 1Q22 NCOs Provision Expense NCOs / Average Loans

capital 20 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 3/31 Risk Weighted Assets = $11,704,681 All capital numbers are considered preliminary. 1Decline in 1Q22 due to $142.0 million decline in AOCI Tier 1 Capital Ratio 6.95%1 7.58% 8.21%8.37%8.22% 1Q224Q213Q212Q211Q21 Tangible Common Equity Ratio 10.87%10.84% 11.54%11.78%11.81% 7.00% 1Q224Q213Q212Q211Q21 Tier 1 Common Equity Ratio Basel III minimum 13.97%14.10% 14.97%15.31%15.41% 10.50% 1Q224Q213Q212Q211Q21 Total Capital Ratio Basel III minimum 11.24%11.22% 11.92%12.16%12.19% 8.50% 1Q224Q213Q212Q211Q21 Tier 1 Capital Ratio Basel III minimum capital strategy 21 Strategy & Deployment Tangible Book Value Per Share • 4.0% annualized dividend yield • 52.3% of 1Q22 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend expected to remain unchanged in near-term • No shares repurchased in 1Q22; no plans to repurchase shares in near- term• Decline in TBV per share driven by Summit acquisition and 1Q22 decline in AOCI $10.97  $12.26  $13.09 $13.08 $12.78  1Q224Q213Q212Q211Q21 Tangible Book Value per Share

outlook commentary1 • Loan balances expected to grow low-mid single digits in near term, excluding PPP and Summit • Securities balances expected to remain flat over the near-term • Deposit balances expected to be stable over near-term 22 • Expected to be $100-102 million • Will fluctuate with fee incomeNoninterest Expense Net Interest Margin Balance Sheet Credit • Continued improvement expected in credit quality trends • Provision recapture expected in the near term, but less than in recent quarters • Allowance for credit losses expected to decline as a percentage of loans • Uncertainty regarding supply chain, pandemic and inflation Noninterest Income • Total fee income expected to be $47-49 million • Mortgage banking at risk from rising rate environment • Declining overdraft fees due to program changes 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to improve with anticipated interest rate increases • Asset sensitive position advantageous with rising rates Capital • Maintain dividend at current levels Summit • Unchanged outlook; negligible impact on 2022 EPS • Near-term financial impact negatively affected by intangible amortization • $400 million of annual originations, growing at double-digits

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 23 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 24 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, 2022 2021 2021 2021 2021 Net interest income 106,346$ 110,806$ 113,410$ 114,026$ 113,876$ Tax equivalent adjustment 1,467 1,386 1,434 1,619 1,652 Net interest income - tax equivalent 107,813$ 112,192$ 114,844$ 115,645$ 115,528$ Average earning assets 13,809,520$ 13,793,644$ 13,724,403$ 14,007,765$ 13,781,760$ Net interest margin1 3.12% 3.19% 3.28% 3.27% 3.35 % Net interest margin (fully tax equivalent)1 3.17% 3.23% 3.32% 3.31% 3.40 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 25 All dollars shown in thousands Additional non-GAAP ratios Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, (Dollars in thousands, except per share data) 2022 2021 2021 2021 2021 Net income (a) 41,301$ 46,945$ 60,012$ 50,888$ 47,315$ Average total shareholders' equity 2,225,495 2,241,820 2,261,293 2,263,687 2,272,749 Less: Goodwill (1,000,238) (938,453) (937,771) (937,771) (937,771) Other intangibles (87,602) (56,120) (58,314) (60,929) (63,529) MSR's (15,431) (14,886) (14,215) (13,310) (12,749) Average tangible equity (b) 1,122,224 1,232,361 1,250,993 1,251,677 1,258,700 Total shareholders' equity 2,137,445 2,258,942 2,236,170 2,269,507 2,258,942 Less: Goodwill (999,959) (1,000,749) (937,771) (937,771) (937,771) Other intangibles (85,891) (88,898) (56,811) (59,391) (61,984) MSR's (15,782) (15,469) (14,852) (14,142) (13,156) Ending tangible equity (c) 1,035,813 1,153,826 1,226,736 1,258,203 1,246,031 Total assets 16,009,150 16,329,141 15,956,593 16,037,919 16,175,071 Less: Goodwill (999,959) (1,000,749) (937,771) (937,771) (937,771) Other intangibles (85,891) (88,898) (56,811) (59,391) (61,984) MSR's (15,782) (15,469) (14,852) (14,142) (13,156) Ending tangible assets (d) 14,907,518 15,224,025 14,947,159 15,026,615 15,162,160 Risk-weighted assets (e) 11,704,681 11,645,666 11,399,782 11,318,590 11,304,012 Total average assets 16,184,919 16,036,417 15,995,808 16,215,469 16,042,654 Less: Goodwill (1,000,238) (938,453) (937,771) (937,771) (937,771) Other intangibles (87,602) (56,120) (58,314) (60,929) (63,529) MSR's (15,431) (14,886) (14,215) (13,310) (12,749) Average tangible assets (f) 15,081,648$ 15,026,958$ 14,985,508$ 15,203,459$ 15,028,605$ Ending shares outstanding (g) 94,451,496 94,149,240 93,742,797 96,199,509 97,517,693 Ratios Return on average tangible shareholders' equity (a)/(b) 14.93% 15.11% 19.03% 16.31% 15.24% Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 6.95% 7.58% 8.21% 8.37% 8.22% Risk-weighted assets (c)/(e) 8.85% 9.91% 10.76% 11.12% 11.02% Average tangible equity as a percent of average tangible assets (b)/(f) 7.44% 8.20% 8.35% 8.23% 8.38% Tangible book value per share (c)/(g) 10.97$ 12.26$ 13.09$ 13.08$ 12.78$ Three months ended, appendix: non-GAAP to GAAP reconciliation 26 Additional non-GAAP measures 3Q21 2Q21 1Q21 As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) 106,346$ 106,346$ 110,806$ 110,806$ 113,410$ 113,410$ 114,026$ 114,026$ 113,876$ 113,876$ Provision for credit losses-loans and leases (j) (5,589) (5,589) (9,525) (9,525) (8,193) (8,193) (4,756) (4,756) 3,450 3,450 Provision for credit losses-unfunded commitments (j) (226) (226) 1,799 1,799 (1,951) (1,951) 517 517 538 538 Noninterest income 41,293 41,293 45,660 45,660 42,537 42,537 42,987 42,987 40,322 40,322 less: gains (losses) on sale of investment securities (196) 306 (205) (104) (54) less: other - - 500 - 193 Total noninterest income (g) 41,293 41,489 45,660 45,354 42,537 42,242 42,987 43,091 40,322 40,183 Noninterest expense 102,805 102,805 109,605 109,605 99,058 99,058 99,643 99,643 92,506 92,506 less: severance and merger-related expenses - - - 98 1,261 less: tax credit investments 104 6,120 5,309 1,156 208 less: legal settlement - 3,456 - 3,825 - less: Summit acquisition costs 323 4,095 - - - less: COVID-19 and other 2,354 1,870 181 2,772 1,054 Total noninterest expense (e) 102,805 100,024 109,605 94,064 99,058 93,568 99,643 91,792 92,506 89,983 Income before income taxes (i) 50,649 53,626 54,587 69,822 67,033 72,228 61,609 69,564 57,704 60,088 Income tax expense 9,348 9,348 7,642 7,642 7,021 7,021 10,721 10,721 10,389 10,389 plus: tax effect of adjustments 83 4,835 4,194 913 501 plus: after-tax impact of tax credit investments @ 21% 625 3,199 1,091 1,671 164 Total income tax expense (h) 9,348 10,056 7,642 15,676 7,021 12,306 10,721 13,305 10,389 11,054 Net income (a) 41,301$ 43,570$ 46,945$ 54,146$ 60,012$ 59,922$ 50,888$ 56,259$ 47,315$ 49,034$ Average diluted shares (b) 94,264 94,264 93,762 93,762 95,144 95,144 97,010 97,010 97,728 97,728 Average assets (c) 16,184,919 16,184,919 16,036,417 16,036,417 15,995,808 15,995,808 16,215,469 16,215,469 16,042,654 16,042,654 Average shareholders' equity 2,225,495 2,225,495 2,241,820 2,241,820 2,261,293 2,261,293 2,263,687 2,263,687 2,272,749 2,272,749 Less: Goodw ill and other intangibles (1,103,271) (1,103,271) (1,009,459) (1,009,459) (1,010,300) (1,010,300) (1,012,010) (1,012,010) (1,014,049) (1,014,049) Average tangible equity (d) 1,122,224 1,122,224 1,232,361 1,232,361 1,250,993 1,250,993 1,251,677 1,251,677 1,258,700 1,258,700 Ratios Net earnings per share - diluted (a)/(b) 0.44$ 0.46$ 0.50$ 0.58$ 0.63$ 0.63$ 0.52$ 0.58$ 0.48$ 0.50$ Return on average assets - (a)/(c) 1.03% 1.09% 1.16% 1.34% 1.49% 1.49% 1.26% 1.39% 1.20% 1.24% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 1.12% 1.20% 1.16% 1.54% 1.41% 1.54% 1.42% 1.62% 1.56% 1.62% Return on average tangible shareholders' equity - (a)/(d) 14.93% 15.75% 15.11% 17.43% 19.03% 19.00% 16.31% 18.03% 15.24% 15.80% Efficiency ratio - (e)/((f)+(g)) 69.6% 67.7% 70.1% 60.2% 63.5% 60.1% 63.5% 58.4% 60.0% 58.4% Effective tax rate - (h)/(i) 18.5% 18.8% 14.0% 22.5% 10.5% 17.0% 17.4% 19.1% 18.0% 18.4% (Dollars in thousands, except per share data) 1Q22 4Q21

27 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202